Exhibit 10.2

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS PROVIDED THAT THE HOLDER HAS FURNISHED TO THE COMPANY REASONABLE ASSURANCES, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES PROVIDED THAT THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING SELECTED BY THE HOLDER, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TIMBERLINE RESOURCES CORPORATION

(A DELAWARE CORPORATION)
PROMISSORY NOTE

US$ _________________

May ___, 2016

FOR VALUE RECEIVED, Timberline Resources Corporation, a Delaware corporation (the “Company”), promises to pay to __________________, or its assigns (the “Holder”), the principal sum of ______________________________ Dollars (US$______________) (the “Principal Amount”).

This Note has been issued pursuant to the terms of the Loan and Securities Purchase Agreement dated as of May ___, 2016 (the “Loan Agreement”), between the Company and the Holder.

1.

Principal and Interest.  No interest on the unpaid Principal Amount balance of this Note shall accrue.  The Principal Amount of this Note shall be due and payable on ______________, 2016 (the “Maturity Date”). This Note shall not bear any ordinary interest as the Principal Amount of this Note includes an original issue discount equal to _____% of the amount of the Loan from the Holder to the Company.

2.

Payment.  All payments of principal shall be in lawful money of the United States of America.  All payments shall be applied first to costs of collection, if any, then to principal.  Payment of principal hereunder shall be made by check delivered to the Holder at the address furnished to the Company for that purpose. There shall be no penalty for prepayment of this Note prior to the Maturity Date.

3.

Default.  If any of the events specified in this Section 3 shall occur (each, an “Event of Default”), the Holder of the Note may, so long as a such condition exists, declare the entire principal amount hereon immediately due and payable, by notice in writing to the Company:

(a)

Failure to Pay.  The Company’s failure to pay (i) when due, whether at stated maturity, upon acceleration or otherwise, any principal payment or (ii) any other payment required under the terms of this Note on the date due and such payment shall not have been made within five days following the Company’s receipt of the Holder’s written notice of the Company’s failure to pay.

(b)

Breaches of Covenants or Agreements.  If the Company fails to observe or perform any other covenant, obligation, condition or agreement contained in this Note or the Loan Agreement and such failure shall continue for 15 days after the Company’s receipt of written notice from the Holder of such failure.

(c)

Voluntary Bankruptcy; Insolvency Proceedings.  If the Company (i) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of a substantial part of its property, (ii) makes a general assignment for the benefit of its or any of its creditors, (iii) is dissolved or liquidated in full or in part, or (iv) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consents to any relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it.

(d)

Involuntary Bankruptcy.  If any involuntary petition is filed under any bankruptcy or similar law or rule against the Company and such petition is not dismissed or discharged within 60 days of filing, or a receiver, trustee, liquidator, assignee, custodian, sequestrator or other similar official is appointed to take possession of any of the assets or properties of the Company.

4.

Waiver.  The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

5.

Costs and Fees.  The Company agrees to pay the Holder’s reasonable costs in collecting and enforcing this Note, including reasonable attorneys’ fees.

6.

Amendments and Waivers; Resolutions of Disputes; Notice.  The amendment or waiver of any terms of this Note, the resolution of any controversy or claim arising out of or relating to this Note and any provision of notice shall be conducted pursuant to the terms of the Loan Agreement.

7.

Miscellaneous.  The terms of this Note shall be construed in accordance with the laws of the State of Idaho without regard to conflict of law provisions.  FURTHER, BOTH THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS NOTE.

[Signature page follows]

IN WITNESS WHEREOF, the Company has executed this Note as of the date set forth above.

TIMBERLINE RESOURCES CORPORATION

By:

Name:

Its: